SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





                       Date of Report: September 16, 2003



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)



          NEW JERSEY                      O-422                  22-1114430
          ----------                      -----                  ----------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)

Middlesex Water Company




Item. 5. Other Events

The Company has filed with the New Jersey Board of Public Utilities (BPU) a Petition seeking approval of a four-for-three split of its Common Stock. It is anticipated that, if the Petition is timely granted, the split would be effective on or about November 14, 2003, with a record date of November 3, 2003.

The Company also intends to seek approval of the BPU for the issuance of 800,000 (post split) shares of Common Stock in an offering. The offering, assuming BPU approval, is expected to take place in the fourth quarter of 2003.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.



                                               MIDDLESEX WATER COMPANY
                                                    (Registrant)





                                               /s/Marion F. Reynolds
                                               ---------------------------------
                                                  Marion F. Reynolds
                                                  Vice President, Secretary
                                                  and Treasurer


Dated:  September 16, 2003

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